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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 10, 2006

                                   SFSB, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

     United States                   000-51037                    20-2077715
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  (State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                            Identification No.)

            1614 Churchville Road
              Bel Air, Maryland                                   21015
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    (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's Telephone Number, Including Area Code: 443-265-5570

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 SFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.   OTHER EVENTS

On May 10, 2006, SFSB, Inc. (the "Registrant") announced the Board of Directors approval of a Stock Repurchase Program. The attached press release is furnished pursuant to this ITEM 8.01 on Form 8-K.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

             (a)   Not applicable

             (b)   Not applicable

             (c)   Not applicable

             (d)   Exhibits

                          99.1 Press Release dated May 10, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          SFSB, INC.


May 10, 2006                                              By: /s/Philip E. Logan
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                                                              Philip E. Logan,
                                                              President